UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 11, 2007
NATIONAL FUEL GAS COMPANY
(Exact name of registrant as specified in its charter)

New Jersey	1-3880	13-1086010
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

6363 Main Street, Williamsville, New York	14221
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (716) 857-7000
Former name or former address, if changed since last report: Not Applicable
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
The Company is furnishing this Current Report on Form 8-K/A to furnish the Company's press release, dated October 11, 2007, as Exhibit 99 of this Current Report on Form 8-K/A.

Item 2.02 Results of Operations and Financial Condition.
Item 7.01 Regulation FD Disclosure.
On October 11, 2007, National Fuel Gas Company (the “Company”) issued a press release regarding the preliminary results of the Appalachian operations of Seneca Resources Corporation (“Seneca”), the Company’s exploration and production subsidiary, for its 2007 fiscal year, which ended on September 30, 2007. The press release also reports the results of a study performed by Netherland, Sewell & Associates, Inc. regarding Seneca’s undeveloped reserves in a portion of Seneca’s acreage in Appalachia. A copy of the press release is being furnished as part of this Current Report as Exhibit 99.
Neither the furnishing of the press release as an exhibit to this Current Report nor the inclusion in such press release of any reference to the Company’s internet address shall, under any circumstances, be deemed to incorporate the information available at such internet address into this Current Report. The information available at the Company’s internet address is not part of this Current Report or any other report filed or furnished by the Company with the Securities and Exchange Commission.
Certain statements contained herein or incorporated by reference from the press release, including statements regarding earnings projections, statements designated with an asterisk (“*”) and statements identified by the use of the words “anticipates,” “estimates,” “expects,” “intends,” “plans,” “predicts,” “projects,” and similar expressions, are “forward-looking statements” as defined by the Private Securities Litigation Reform Act of 1995. There is no assurance that the Company’s projections will in fact be achieved nor do these projections reflect any acquisitions or divestitures that may occur in the future. While the Company’s expectations, beliefs and projections are expressed in good faith and are believed to have a reasonable basis, actual results may differ materially from those in the forward-looking statement. Furthermore, each forward-looking statement speaks only as of the date on which it is made. In addition to other factors, the following are important factors that could cause actual results to differ materially from those discussed in the forward-looking statements: changes in economic conditions, including economic disruptions caused by terrorist activities, acts of war or major accidents; changes in the availability and/or price of natural gas or oil and the effect of such changes on the valuation of the Company’s natural gas and oil reserves; inability to obtain new customers or retain existing ones; significant changes in competitive factors affecting the Company; governmental/regulatory actions, initiatives and proceedings; significant changes from expectations in actual capital expenditures and operating expenses and unanticipated project delays or changes in project costs or plans; the nature and projected profitability of pending and potential projects and other investments; occurrences affecting the Company’s ability to obtain funds from operations, from borrowings under its credit lines or other credit facilities or from issuances of other short-term notes or debt or equity securities to finance needed capital expenditures and other investments, including any downgrades in the Company’s credit ratings; uncertainty of oil and natural gas reserve estimates; ability to successfully identify, drill for and produce economically viable natural gas and oil reserves; significant changes from expectations in the Company’s actual production levels for natural gas or oil; or significant changes in the Company’s relationship with its employees or contractors and the potential adverse effects if labor disputes, grievances or shortages were to occur. The Company disclaims any obligation to update any forward-looking statements to reflect events or circumstances after the date hereof.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits

	Exhibit 99	Press release issued October 11, 2007 regarding operations of Seneca and results of study

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL FUEL GAS COMPANY
By:	/s/ James R. Peterson
James R. Peterson
Assistant Secretary

Dated: December 28, 2007

EXHIBIT INDEX

Exhibit Number	Description

99	Press release issued October 11, 2007 regarding operations of Seneca and results of study